Exhibit 99.1
                                  ------------


        Information Required by General Instruction J. of Form 10-K for:

                        Alternative Loan Trust 2006-39CB
                        --------------------------------
         (Exact name of Significant Obligor as Specified in Its Charter)

    Commission file number of Alternative Loan Trust 2006-39CB: 333-131630-72
                                                                -------------

                                   CWALT, Inc.
                                   -----------
              (Exact name of Depositor as Specified in Its Charter)

                 Commission file number of Depositor: 333-131630
                                                      ----------

                          Countrywide Home Loans, Inc.
                          ----------------------------
               (Exact name of Sponsor as Specified in Its Charter)

          Delaware                                     87-0698307
-------------------------------           --------------------------------------
(State or Other Jurisdiction of           (I.R.S. Employer Identification No. of
Incorporation or Organization of          the Depositor)
the Depositor)

c/o    Countrywide Home Loans Servicing LP
       4500 Park Granada
       Calabasas, California                             91302
---------------------------------------   --------------------------------------
(Address of Principal Executive Offices               (Zip Code)
of the Depositor)

Depositor's telephone number, including area code:   (818) 225-3000
                                                     --------------

Securities registered pursuant to Section 12(b) of the Act:  None
                                                             ----

Securities registered pursuant to Section 12(g) of the Act:  None
                                                             ----

         The trust entitled Alternative Loan Trust 2006-39CB (the "Significant Obligor") formed pursuant to the pooling and servicing agreement dated as of November 1, 2006 among CWALT, Inc., as depositor (the "Depositor"), Countrywide Home Loans, Inc., as a seller and the sponsor (the "Sponsor"), Park Granada LLC, as a seller, Park Sienna LLC, as a seller, Park Monaco Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, is a significant obligor (as such term is defined in Item 1101(k) of Regulation AB) with respect to the Issuing Entity. In accordance with
Item 1112(b) of Regulation AB, the Issuing Entity has included below the information required by General Instruction J. of Form 10-K regarding the Significant Obligor.


         Item references in this Exhibit 99.1 are to the Items set forth in Form 10-K, unless otherwise specified.

Item 1.     Business.

            Omitted as permitted by Instruction J to Form 10-K.

Item 1A.    Risk Factors.

            Omitted as permitted by Instruction J to Form 10-K.

Item 1B.    Unresolved Staff Comments.

            Not Applicable.

Item 2.     Properties.

            Omitted as permitted by Instruction J to Form 10-K.

Item 3.     Legal Proceedings.

            Omitted as permitted by Instruction J to Form 10-K.

Item 4.     Submission of Matters to a Vote of Security Holders.

            Omitted as permitted by Instruction J to Form 10-K.

Item 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

            Omitted as permitted by Instruction J to Form 10-K.

Item 6.     Selected Financial Data.

            Omitted as permitted by Instruction J to Form 10-K.

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.

            Omitted as permitted by Instruction J to Form 10-K.

Item 7A.    Quantitative and Qualitative Disclosures about Market Risk.

            Omitted as permitted by Instruction J to Form 10-K.

Item 8.     Financial Statements and Supplementary Data.

            Omitted as permitted by Instruction J to Form 10-K.

Item 9. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

            Omitted as permitted by Instruction J to Form 10-K.

Item 9A.    Controls and Procedures.

            Omitted as permitted by Instruction J to Form 10-K.

Item 9B.    Other Information.

            None.

Item 10.    Directors, Executive Officers and Corporate Governance.

            Omitted as permitted by Instruction J to Form 10-K.

Item 11.    Executive Compensation.

            Omitted as permitted by Instruction J to Form 10-K.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

            Omitted as permitted by Instruction J to Form 10-K.

Item 13. Certain Relationships and Related Transactions, and Director Independence.

            Omitted as permitted by Instruction J to Form 10-K.

Item 14.    Principal Accountant Fees and Services.

            Omitted as permitted by Instruction J to Form 10-K.

Item 15.    Exhibits and Financial Statement Schedules.

            (a)    (1)   Not applicable.

                   (2)   Not applicable.

                   (3)   The required exhibits are as follows:

                         o Exhibit 3(i): Copy of Depositor's Certificate of Incorporation (Filed as Exhibit 3.1 to Registration Statement on Form S-3 (File No. 333-110343))

                         o Exhibit 3(ii): Copy of Depositor's By-laws (Filed as Exhibit 3.2 to Registration Statement on Form S-3 (File No. 333-110343))

                         o Exhibit 4: Pooling and Servicing Agreement (Filed as part of the Current Report on Form 8-K filed on December 15, 2006 under the Commission file number of the Significant Obligor)

                         o Exhibit 33.1: Report on Assessment of Compliance With Servicing Criteria for Asset-Backed Securities for Countrywide Financial Corporation

                         o Exhibit 33.2: Report on Assessment of Compliance With Servicing Criteria for Asset-Backed Securities for The Bank of New York

                         o Exhibit 34.1: Attestation Report on Assessment of Compliance With Servicing Criteria for Asset-Backed Securities of KPMG LLP on behalf of Countrywide Financial Corporation

                         o Exhibit 34.2: Attestation Report on Assessment of Compliance With Servicing Criteria for Asset-Backed Securities of KPMG LLP on behalf of The Bank of New York

                         o Exhibit 35: Servicer Compliance Statement of Countrywide Home Loans Servicing LP

            (b)    See subparagraph (a)(3) above.

            (c)    Not applicable.

Item 1112(b) of Regulation AB.   Financial Information of Significant Obligors.

            Not Applicable.


Item 1114(b)(2) of Regulation AB.  Financial Information of Significant
                                   Enhancement Providers.

            Not Applicable.


Item 1115(b) of Regulation AB.   Financial Information of Certain Entities
                                 Providing Derivative Instruments.

            Not Applicable.


Item 1117 of Regulation AB.      Legal Proceedings.

            A complaint filed in state superior court in Los Angeles, California alleges violations of the federal securities laws by various parties who participated in certain securitization transactions effected by CWALT, Inc. between January 2005 and June 2007. The complaint names as defendants Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP, Countrywide Securities Corporation, CWALT, Inc. and certain individuals who served as directors of CWALT, Inc. during the applicable period, along with other unaffiliated entities. The complaint also names as defendants certain securitization trusts (including the Significant Obligor) formed by CWALT, Inc. between January 2005 and June 2007. The complaint seeks relief on behalf of a putative class of plaintiffs who acquired the securities issued by the various securitization trusts. The complaint alleges, among other things, that the mortgage loans transferred to the various securitization trusts were not originated in accordance with the underwriting guidelines and underwriting process that were disclosed in the applicable prospectus supplements. The complaint seeks unspecified monetary damages and other forms of relief. Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP, Countrywide Securities Corporation and CWALT, Inc. intend to defend the action vigorously.

Item 1119 of Regulation AB.      Affiliations and Certain Relationships and
                                 Related Transactions.

            The Sponsor, the Depositor, the Significant Obligor, Park Monaco Inc., Park Granada LLC, Park Sienna LLC and Countrywide Home Loans Servicing LP are affiliated parties. There are no other affiliated parties. There are currently no business relationships, agreements, arrangements, transactions or understandings between (a) the Sponsor, the Depositor or the Significant Obligor and (b) The Bank of New York, Bear Stearns Financial Products Inc. or Swiss Re Financial Products Corporation, or any of their affiliates, that were entered into outside the ordinary course of business or that contain terms other than would be obtained in an arm's length transaction with an unrelated third party and that are material to the investor's understanding of the certificates issued by the Significant Obligor. No such business relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

Item 1122 of Regulation AB.      Compliance with Applicable Servicing Criteria.

            See Exhibits 33.1, 33.2, 34.1 and 34.2 hereto.


Item 1123 of Regulation AB.      Servicer Compliance Statement.

            See Exhibit 35 hereto.

                                  EXHIBIT INDEX


Exhibit     Document
-------     --------


3(i) Depositor's Certificate of Incorporation (Filed as Exhibit 3.1 to Registration Statement on Form S-3 (File No. 333-110343))*

3(ii) Depositor's By-laws (Filed as Exhibit 3.2 to Registration Statement on Form S-3 (File No. 333-110343)*

4 Pooling and Servicing Agreement (Filed as part of the Current Report on Form 8-K filed on December 15, 2006 under the Commission file number of the Significant Obligor)*

33.1 Report on Assessment of Compliance With Servicing Criteria for Asset-Backed Securities for Countrywide Financial Corporation

33.2 Report on Assessment of Compliance With Servicing Criteria for Asset-Backed Securities for The Bank of New York

34.1 Attestation Report on Assessment of Compliance With Servicing Criteria for Asset-Backed Securities of KPMG LLP on behalf of Countrywide Financial Corporation

34.2 Attestation Report on Assessment of Compliance With Servicing Criteria for Asset-Backed Securities of KPMG LLP on behalf of The Bank of New York

35          Servicer Compliance Statement of Countrywide Home Loans Servicing LP

-----------------

*     Incorporated herein by reference.

                                  Exhibit 33.1
                                  ------------


                                                                [LOGO OMITTED]
                                                                   Countrywide
                                                                 Financial(SM)



          ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA


         Countrywide Financial Corporation and certain of its subsidiaries, including its direct and indirect wholly-owned subsidiaries, Countrywide Home Loans, Inc. ("CHL"), Countrywide Tax Services Corporation, Newport Management Corporation, and Countrywide Home Loans Servicing, L.P., a wholly-owned subsidiary of CHL (collectively, the "Company"), provides this platform-level assessment, for which Countrywide Financial Corporation and such subsidiaries participated in servicing functions, as such term is described under Title 17,
Section 229.1122 of the Code of Federal Regulations ("Item 1122 of Regulation AB"), of compliance in respect of the following Applicable Servicing Criteria specified in Item 1122(d) of Regulation AB in regard to the following servicing platform for the following period:

         Platform: publicly-issued (i.e., registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended) residential mortgage-backed securities (securities collateralized by residential mortgage loans, including prime, alternative loan products, sub-prime, HELOC and closed seconds) issued on or after January 1, 2006 for which the Company provides cash collection and administration, investor remittances and reporting (except for those activities relating to trustee and paying agent services), and pool asset administration (except for those activities relating to custodial operations of pool assets and related documents), and for which the related issuer has a fiscal year end of December 31, 2007. The platform excludes any transactions issued by any government sponsored enterprise for which the Company provides the servicing functions described in the preceding sentence.

         Period:  as of and for the year ended December 31, 2007.

         Applicable Servicing Criteria: all servicing criteria set forth in Schedule A hereto, to the extent required in the related agreements, except the criteria listed in the column titled "Inapplicable Servicing Criteria" on Schedule A hereto and the portions of the criteria footnoted on that schedule that are inapplicable to the Company based on the activities it performs with respect to the Platform.

         With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing
Criteria:

         1. The Company is responsible for assessing its compliance with the Applicable Servicing Criteria.

         2. The Company has assessed compliance with the Applicable Servicing Criteria.

         3. Other than as identified on Schedule B hereto, as of and for the Period, the Company complied in all material respects with the Applicable Servicing Criteria.

         KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's foregoing assessment of compliance as of and for the year ended December 31, 2007.


                     COUNTRYWIDE FINANCIAL CORPORATION

                     By:   /s/ Steve Bailey
                           -----------------------------------------------------
                           Steve Bailey

                     Its: Senior Managing Director and Chief Executive Officer, Loan Administration


                     Dated: February 28, 2008


                     By:   /s/ Kevin Meyers
                           -----------------------------------------------------
                           Kevin Meyers

                     Its: Managing Director and Chief Financial Officer, Countrywide Home Loans, Inc. Loan Administration


                     Dated: February 28, 2008

                                  Schedule A
                                  ----------

                         Applicable Servicing Criteria
                         -----------------------------


--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                            INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
             SERVICING CRITERIA                                       SERVICING CRITERIA                      CRITERIA
--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                    Performed by          NOT
                                                                                   Performed       subservicer(s)     performed by
                                                                                  By Vendor(s)      or vendor(s)      the Company
                                                                                   for which       for which the          or by
                                                                    Performed     the Company       Company is       subservicer(s)
                                                                     Directly       is the            NOT the         or vendor(s)
                                                                      by the      Responsible       Responsible       retained by
Reference            Criteria                                        Company         Party             Party          the Company
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     General Servicing Considerations
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Policies and procedures are instituted
                     to monitor any performance or other
                     triggers and events of default in
                     accordance with the transaction
1122(d)(1)(i)        agreements.                                            X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     If any material servicing activities are
                     outsourced to third parties, policies
                     and procedures are instituted to monitor
                     the third party's performance and
                     compliance with such servicing
1122(d)(1)(ii)       activities.                                            X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Any requirements in the transaction
                     agreements to maintain a back-up
                     servicer for the pool assets are
1122(d)(1)(iii)      maintained.                                                                                                   X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     A fidelity bond and errors and omissions
                     policy is in effect on the party
                     participating in the servicing function
                     throughout the reporting period in the
                     amount of coverage required by and
                     otherwise in accordance with the terms
1122(d)(1)(iv)       of the transaction agreements.                         X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Cash Collection and
                     Administration
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Payments on pool assets are deposited
                     into the appropriate custodial bank
                     accounts and related bank clearing
                     accounts no more than two business days
                     following receipt, or such other number
                     of days specified in the transaction
1122(d)(2)(i)        agreements.                                            X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Disbursements made via wire transfer on
                     behalf of an obligor or to an investor
1122(d)(2)(ii)       are made only by authorized personnel.                 X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Advances of funds or guarantees
                     regarding collections, cash flows or
                     distributions, and any interest or other
                     fees charged for such advances, are
                     made, reviewed and approved as specified
1122(d)(2)(iii)      in the transaction agreements.                         X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     The related accounts for the
                     transaction, such as cash reserve
                     accounts or accounts established as a
                     form of overcollateralization, are
                     separately maintained (e.g., with
                     respect to commingling of cash) as set
1122(d)(2)(iv)       forth in the transaction agreements.                   X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------




--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                            INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
             SERVICING CRITERIA                                       SERVICING CRITERIA                      CRITERIA
--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                   Performed by            NOT
                                                                                   Performed      subservicer(s)      performed by
                                                                                  By Vendor(s)      or vendor(s)       the Company
                                                                                   for which       for which the          or by
                                                                    Performed     the Company       Company is       subservicer(s)
                                                                     Directly        is the           NOT the          or vendor(s)
                                                                      by the      Responsible      Responsible         retained by
Reference            Criteria                                        Company         Party            Party            the Company
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Each custodial account is maintained at
                     a federally insured depository
                     institution as set forth in the
                     transaction agreements. For purposes of
                     this criterion, "federally insured
                     depository institution" with respect to
                     a foreign financial institution means a
                     foreign financial institution that meets
                     the requirements of Rule 13k-1(b)(1) of
1122(d)(2)(v)        the Securities Exchange Act.                           X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Unissued checks are safeguarded so as to
1122(d)(2)(vi)       prevent unauthorized access.                           X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Reconciliations are prepared on a
                     monthly basis for all asset-backed
                     securities related bank accounts,
                     including custodial accounts and related
                     bank clearing accounts. These
                     reconciliations are (A) mathematically
                     accurate; (B) prepared within 30
                     calendar days after the bank statement
                     cutoff date, or such other number of
                     days specified in the transaction
                     agreements; (C) reviewed and approved by
                     someone other than the person who
                     prepared the reconciliation; and (D)
                     contain explanations for reconciling
                     items. These reconciling items are
                     resolved within 90 calendar days of
                     their original identification, or such
                     other number of days specified in the
1122(d)(2)(vii)      transaction agreements.                                X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Investor Remittances and
                     Reporting
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Reports to investors, including those to
                     be filed with the Commission, are
                     maintained in accordance with the
                     transaction agreements and applicable
                     Commission requirements. Specifically,
                     such reports (A) are prepared in
                     accordance with timeframes and other
                     terms set forth in the transaction
                     agreements; (B) provide information
                     calculated in accordance with the terms
                     specified in the transaction agreements;
                     (C) are filed with the Commission as
                     required by its rules and regulations;
                     and (D) agree with investors' or the
                     trustee's records as to the total unpaid
                     principal balance and number of pool
1122(d)(3)(i)        assets serviced by the Servicer.                    X(1)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------


______________
      (1) Servicing functions performed by the Company with respect to Item
1122(d)(3)(i)(B) do not relate to information other than that contained in the monthly remittance reports delivered by the Company to the master servicer, trustee, and/or bond administrator. Servicing functions performed by the
Company with respect to Item 1122(d)(3)(i)(D) do not relate to the agreeing with investors' records as to the total unpaid principal balance and number of pool assets serviced by the Company.




--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                            INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
             SERVICING CRITERIA                                       SERVICING CRITERIA                      CRITERIA
--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                    Performed by           NOT
                                                                                    Performed      subservicer(s)     performed by
                                                                                  By Vendor(s)      or vendor(s)      the Company
                                                                                    for which      for which the         or by
                                                                     Performed     the Company       Company is      subservicer(s)
                                                                      Directly        is the           NOT the        or vendor(s)
                                                                       by the      Responsible      Responsible       retained by
Reference            Criteria                                         Company         Party            Party          the Company
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Amounts due to investors are allocated
                     and remitted in accordance with
                     timeframes, distribution priority and
                     other terms set forth in the transaction
1122(d)(3)(ii)       agreements.                                         X(2)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Disbursements made to an investor are
                     posted within two business days to the
                     Servicer's investor records, or such
                     other number of days specified in the
1122(d)(3)(iii)      transaction agreements.                             X(3)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Amounts remitted to investors per the
                     investor reports agree with cancelled
                     checks, or other form of payment, or
1122(d)(3)(iv)       custodial bank statements.                          X(4)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Pool Asset Administration
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Collateral or security on pool assets is
                     maintained as required by the
                     transaction agreements or related
1122(d)(4)(i)        mortgage loan documents.                            X(5)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Pool assets and related documents are
                     safeguarded as required by the
1122(d)(4)(ii)       transaction agreements                              X(5)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Any additions, removals or substitutions
                     to the asset pool are made, reviewed and
                     approved in accordance with any
                     conditions or requirements in the
1122(d)(4)(iii)      transaction agreements.                                X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Payments on pool assets, including any
                     payoffs, made in accordance with the
                     related pool asset documents are posted
                     to the Servicer's obligor records
                     maintained no more than two business
                     days after receipt, or such other number
                     of days specified in the transaction
                     agreements, and allocated to principal,
                     interest or other items (e.g., escrow)
                     in accordance with the related pool
1122(d)(4)(iv)       asset documents.                                       X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------


______________
      (2) Servicing functions performed by the Company with respect to Item
1122(d)(3)(ii) do not relate to amounts other than amounts remitted by the
Company to the master servicer, trustee, and/or bond administrator.

      (3) Servicing functions performed by the Company with respect to Item
1122(d)(3)(iii) do not relate to records other than the applicable custodial bank account statements maintained by the Company pursuant to the transaction agreements.

      (4) Servicing functions performed by the Company with respect to Item
1122(d)(3)(iv) do not relate to records other than custodial bank account statements and wire records of the Company and the remittance reports prepared and delivered by the Company.

      (5) Servicing functions performed by the Company with respect to Item
1122(d)(4)(i) and Item 1122(d)(4)(ii) do not relate to the custodial operations of the pool assets and related documents (collateral file) by the document custodian responsible for such functions for the related transaction.




--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                            INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
             SERVICING CRITERIA                                       SERVICING CRITERIA                      CRITERIA
--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                  Performed by            NOT
                                                                                   Performed     subservicer(s)       performed by
                                                                                  By Vendor(s)     or vendor(s)        the Company
                                                                                   for which     for which the            or by
                                                                    Performed    the Company       Company is        subservicer(s)
                                                                     Directly       is the           NOT the           or vendor(s)
                                                                      by the     Responsible      Responsible          retained by
Reference            Criteria                                        Company        Party            Party             the Company
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     The Servicer's records regarding the
                     pool assets agree with the Servicer's
                     records with respect to an obligor's
1122(d)(4)(v)        unpaid principal balance.                              X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Changes with respect to the terms or
                     status of an obligor's pool assets
                     (e.g., loan modifications or re-agings)
                     are made, reviewed and approved by
                     authorized personnel in accordance with
                     the transaction agreements and related
1122(d)(4)(vi)       pool asset documents.                                  X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Loss mitigation or recovery actions
                     (e.g., forbearance plans, modifications
                     and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as
                     applicable) are initiated, conducted and
                     concluded in accordance with the
                     timeframes or other requirements
                     established by the transaction
1122(d)(4)(vii)      agreements.                                            X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Records documenting collection efforts
                     are maintained during the period a pool
                     asset is delinquent in accordance with
                     the transaction agreements. Such records
                     are maintained on at least a monthly
                     basis, or such other period specified in
                     the transaction agreements, and describe
                     the entity's activities in monitoring
                     delinquent pool assets including, for
                     example, phone calls, letters and
                     payment rescheduling plans in cases
                     where delinquency is deemed temporary
1122(d)(4)(viii)     (e.g., illness or unemployment).                       X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Adjustments to interest rates or rates
                     of return for pool assets with variable
                     rates are computed based on the related
1122(d)(4)(ix)       pool asset documents.                                  X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Regarding any funds held in trust for an
                     obligor (such as escrow accounts): (A)
                     such funds are analyzed, in accordance
                     with the obligor's pool asset documents,
                     on at least an annual basis, or such
                     other period specified in the
                     transaction agreements; (B) interest on
                     such funds is paid, or credited, to
                     obligors in accordance with applicable
                     pool asset documents and state laws; and
                     (C) such funds are returned to the
                     obligor within 30 calendar days of full
                     repayment of the related pool assets, or
                     such other number of days specified in
1122(d)(4)(x)        the transaction agreements.                            X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------




--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                            INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
             SERVICING CRITERIA                                       SERVICING CRITERIA                      CRITERIA
--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                     Performed by          NOT
                                                                                    Performed       subservicer(s)     performed by
                                                                                  By Vendor(s)       or vendor(s)      the Company
                                                                                    for which       for which the         or by
                                                                    Performed     the Company         Company is     subservicer(s)
                                                                     Directly         is the            NOT the       or vendor(s)
                                                                      by the      Responsible        Responsible      retained by
Reference            Criteria                                        Company          Party              Party         the Company
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Payments made on behalf of an obligor
                     (such as tax or insurance payments) are
                     made on or before the related penalty or
                     expiration dates, as indicated on the
                     appropriate bills or notices for such
                     payments, provided that such support has
                     been received by the Servicer at least
                     30 calendar days prior to these dates,
                     or such other number of days specified
1122(d)(4)(xi)       in the transaction agreements.                         X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Any late payment penalties in connection
                     with any payment to be made on behalf of
                     an obligor are paid from the Servicer's
                     funds and not charged to the obligor,
                     unless the late payment was due to the
1122(d)(4)(xii)      obligor's error or omission.                           X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Disbursements made on behalf of an
                     obligor are posted within two business
                     days to the obligor's records maintained
                     by the Servicer, or such other number of
                     days specified in the transaction
1122(d)(4)(xiii)     agreements.                                            X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Delinquencies, charge-offs and
                     uncollectible accounts are recognized
                     and recorded in accordance with the
1122(d)(4)(xiv)      transaction agreements.                                X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Any external enhancement or other
                     support, identified in Item 1114(a)(1)
                     through (3) or Item 1115 of Regulation
                     AB, is maintained as set forth in the
1122(d)(4)(xv)       transaction agreements.                             X(6)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------


______________
      (6) Servicing functions performed by the Company with respect to Item 1122(d)(4)(xv) do not relate to Item 1115 of Regulation AB (derivative transactions).

                                  Schedule B
                                  ----------

                      Material Instances of Noncompliance
                      -----------------------------------

No material instances of noncompliance: the Company has complied, in all material respects, with the Applicable Servicing Criteria as of and for the year ended December 31, 2007.

                                  Exhibit 33.2
                                  ------------

                          ASSERTION OF COMPLIANCE WITH
                          APPLICABLE SERVICING CRITERIA

The Bank of New York and The Bank of New York Trust Company, N. A. (collectively, the "Company") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting initially required under the Securities Exchange Act of 1934, as amended) residential mortgage-backed securities and other mortgage-related asset-backed securities issued on or after January 1, 2006 (and like-kind transactions issued prior to January 1, 2006) for which the Company provides trustee, securities administration, or paying agent or custodial services.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required by the related transaction agreements as to any transaction, except as set forth in the column titled "Not Applicable To Platform" in Appendix 1 attached hereto. Servicing criterion 1122(d)(4)(iii) is applicable to the activities the Company performs with respect to the Platform only as it relates to the Company's obligation to report additions, removals or substitutions on reports to investors and to obtain servicer certifications related to any additions, removals or substitutions in accordance with the transaction agreements.

Period:  Twelve months ended December 31, 2007 (the "Period")

With respect to the Platform and the Period, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing
Criteria:

1. The Company is responsible for assessing its compliance with the Applicable Servicing Criteria.

2. The Company assessed compliance with the Applicable Servicing Criteria. In performing this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's compliance with the Applicable Servicing Criteria as of and for the Period.





The Bank of New York                The Bank of New York
The Bank of New York Trust
 Company, N.A.


   /s/Patrick J. Tadie                /s/Samir Pandiri
---------------------------         -----------------------
      Patrick J. Tadie                   Samir Pandiri
      Authorized Officer                 Authorized Officer




March 5, 2008

                                                APPENDIX 1

-----------------------------------------------------------------------------------------------------------------------------------
REG AB                                    SERVICING CRITERIA                              APPLICABLE           NOT APPLICABLE TO
REFERENCE                                                                                TO PLATFORM               PLATFORM
-----------------------------------------------------------------------------------------------------------------------------------

                             General Servicing Considerations

-----------------------------------------------------------------------------------------------------------------------------------
                             Policies and procedures are instituted to monitor any
       1122(d)(1)(i)         performance or other triggers and events of default               X
                             in accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             If any material servicing activities are outsourced to
       1122(d)(1)(ii)        third parties, policies and procedures are instituted to                                  X
                             monitor the third party's performance and compliance with
                             such servicing activities.
-----------------------------------------------------------------------------------------------------------------------------------
                             Any requirements in the transaction agreements to
       1122(d)(1)(iii)       maintain a back-up servicer for the [pool assets] are                                     X
                             maintained.
-----------------------------------------------------------------------------------------------------------------------------------
                             A fidelity bond and errors and omissions policy is in
       1122(d)(1)(iv)        effect on the party participating in the servicing                                        X
                             function throughout the reporting period in the amount of
                             coverage required by and otherwise in accordance with the
                             terms of the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

                             Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------------------------
                             Payments on [pool assets] are deposited into the
                             appropriate custodial bank accounts and related bank
       1122(d)(2)(i)         clearing accounts no more than two business days                  X
                             following receipt, or such other number of days
                             specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Disbursements made via wire transfer on behalf of an
       1122(d)(2)(ii)        obligor or to an investor are made only by authorized             X
                             personnel.
-----------------------------------------------------------------------------------------------------------------------------------
                             Advances of funds or guarantees regarding collections,
                             cash flows or distributions, and any interest or other
       1122(d)(2)(iii)       fees charged for such advances, are made, reviewed and            X
                             approved as specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             The related accounts for the transaction, such as cash
                             reserve accounts or accounts established as a form of
       1122(d)(2)(iv)        over collateralization, are separately maintained (e.g.,          X
                             with respect to commingling of cash) as set forth in the
                             transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Each custodial account is maintained at a federally
                             insured depository institution as set forth in the
       1122(d)(2)(v)         transaction agreements. For purposes of this criterion,           X
                             "federally insured depository institution" with respect
                             to a foreign financial institution means a foreign
                             financial institution that meets the requirements of Rule
                             13k-1(b)(1) of the Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------------------
                             Unissued checks are safeguarded so as to prevent
       1122(d)(2)(vi)        unauthorized access.                                              X
-----------------------------------------------------------------------------------------------------------------------------------
                             Reconciliations are prepared on a monthly basis for all
                             asset-backed securities related bank accounts, including
                             custodial accounts and related bank clearing accounts.
                             These reconciliations are (A) mathematically accurate;
                             (B) prepared within 30 calendar days after the bank
                             statement cutoff date, or such other number of days
                             specified in the transaction agreements; (C) reviewed and
                             approved by someone other than the person who prepared
       1122(d)(2)(vii)       the reconciliation; and (D) contain explanations for              X
                             reconciling items. These reconciling items are resolved
                             within 90 calendar days of their original identification,
                             or such other number of days specified in the transaction
                             agreements
-----------------------------------------------------------------------------------------------------------------------------------


                                                                  1


                                                APPENDIX 1

-----------------------------------------------------------------------------------------------------------------------------------
REG AB                                    SERVICING CRITERIA                              APPLICABLE           NOT APPLICABLE TO
REFERENCE                                                                                TO PLATFORM               PLATFORM
-----------------------------------------------------------------------------------------------------------------------------------

                             Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------------------
                             Reports to investors, including those to be filed
                             with the Commission, are maintained in accordance
                             with the transaction agreements and applicable
                             Commission requirements. Specifically, such reports
                             (A) are prepared in accordance with timeframes and
                             other terms set forth in the transaction
                             agreements; (B) provide information calculated in
       1122(d)(3)(i)         accordance with the terms specified in the                        X
                             transaction agreements; (C) are filed with the
                             Commission as required by its rules and
                             regulations; and (D) agree with investors' or the
                             trustee's records as to the total unpaid principal
                             balance and number of [pool assets] serviced by
                             the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
                             Amounts due to investors are allocated and remitted in
       1122(d)(3)(ii)        accordance with timeframes, distribution priority and             X
                             other terms set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Disbursements made to an investor are posted within two
                             business days to the Servicer's investor records, or such
       1122(d)(3)(iii)       other number of days specified in the transaction                 X
                             agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Amounts remitted to investors per the investor reports
       1122(d)(3)(iv)        agree with cancelled checks, or other form of payment, or         X
                             custodial bank statements
-----------------------------------------------------------------------------------------------------------------------------------

                             Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------------------
                             Collateral or security on [pool assets] is maintained as
       1122(d)(4)(i)         required by the transaction agreements or related                 X
                             mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
                             [pool asset] and related documents are safeguarded
       1122(d)(4)(ii)        as required by the transaction agreements                         X
-----------------------------------------------------------------------------------------------------------------------------------
                             Any additions, removals or substitutions to the asset
       1122(d)(4)(iii)       pool are made, reviewed and approved in accordance with           X
                             any conditions or requirements in the transaction
                             agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Payments on [pool assets], including any payoffs, made in
                             accordance with the related [pool asset] documents are
                             posted to the Servicer's obligor records maintained no
                             more than two business days after receipt, or such other
       1122(d)(4)(iv)        number of days specified in the transaction agreements,                                   X
                             and allocated to principal, interest or other items
                             (e.g., escrow) in accordance with the related [pool
                             asset] documents.
-----------------------------------------------------------------------------------------------------------------------------------
                             The Servicer's records regarding the [pool assets] agree
       1122(d)(4)(v)         with the Servicer's records with respect to an obligor's                                  X
                             unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------------
                             Changes with respect to the terms or status of an
                             obligor's [pool assets] (e.g., loan modifications or
       1122(d)(4)(vi)        re-agings) are made, reviewed and approved by authorized                                  X
                             personnel in accordance with the transaction agreements
                             and related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
                             Loss mitigation or recovery actions (e.g., forbearance
                             plans, modifications and deeds in lieu of foreclosure,
                             foreclosures and repossessions, as applicable) are
       1122(d)(4)(vii)       initiated, conducted and concluded in accordance with the                                 X
                             timeframes or other requirements established by the
                             transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------



                                                                 2


                                                APPENDIX 1

-----------------------------------------------------------------------------------------------------------------------------------
REG AB                                    SERVICING CRITERIA                              APPLICABLE           NOT APPLICABLE TO
REFERENCE                                                                                TO PLATFORM               PLATFORM
-----------------------------------------------------------------------------------------------------------------------------------
                             Records documenting collection efforts are maintained
                             during the period a [pool asset] is delinquent in
                             accordance with the transaction agreements. Such
                             records are maintained on at least a monthly basis,
                             or such other period specified in the transaction
       1122(d)(4)(viii)      agreements, and describe the entity's activities in                                       X
                             monitoring delinquent [pool assets] including, for
                             example, phone calls, letters and payment
                             rescheduling plans in cases where delinquency is
                             deemed temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------------
                             Adjustments to interest rates or rates of return for
       1122(d)(4)(ix)        [pool assets] with variable rates are computed based on                                   X
                             the related [pool asset] documents.
-----------------------------------------------------------------------------------------------------------------------------------
                             Regarding any funds held in trust for an obligor (such as
                             escrow accounts): (A) such funds are analyzed, in
                             accordance with the obligor's [pool asset] documents, on
                             at least an annual basis, or such other period specified
                             in the transaction agreements; (B) interest on such funds
       1122(d)(4)(x)         is paid, or credited, to obligors in accordance with                                      X
                             applicable [pool asset] documents and state laws; and (C)
                             such funds are returned to the obligor within 30 calendar
                             days of full repayment of the related [pool assets], or
                             such other number of days specified in the transaction
                             agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Payments made on behalf of an obligor (such as tax or
                             insurance payments) are made on or before the related
                             penalty or expiration dates, as indicated on the
       1122(d)(4)(xi)        appropriate bills or notices for such payments, provided                                  X
                             that such support has been received by the Servicer at
                             least 30 calendar days prior to these dates, or such
                             other number of days specified in the transaction
                             agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Any late payment penalties in connection with any payment
                             to be made on behalf of an obligor are paid from the
       1122(d)(4)(xii)       Servicer's funds and not charged to the obligor, unless                                   X
                             the late payment was due to the obligor's error or
                             omission.
-----------------------------------------------------------------------------------------------------------------------------------
                             Disbursements made on behalf of an obligor are posted
                             within two business days to the obligor's records
       1122(d)(4)(xiii)      maintained by the Servicer, or such other number of days                                  X
                             specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Delinquencies, charge-offs and uncollectible accounts are
       1122(d)(4)(xiv)       recognized and recorded in accordance with the                                            X
                             transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                             Any external enhancement or other support, identified in
                             Item 1114(a)(1) through (3) or Item 1115 of Regulation
       1122(d)(4)(xv)        AB, is maintained as set forth in the transaction                 X
                             agreements
-----------------------------------------------------------------------------------------------------------------------------------


                                  Exhibit 34.1
                                  ------------



KPMG [LOGO OMITTED]

                                    KPMG LLP
                                    Suite 2000
                                    355 South Grand Avenue
                                    Los Angeles, CA 90071-1568




Report of Independent Registered Public Accounting Firm

The Board of Directors
Countrywide Financial Corporation:


We have examined management's assessment, included in the Assessment of Compliance with Applicable Servicing Criteria, that Countrywide Financial Corporation and certain of its subsidiaries, including its direct and indirect wholly owned subsidiaries, Countrywide Home Loans, Inc. (CHL), Countrywide Tax Services Corporation, Newport Management Corporation, and Countrywide Home Loans Servicing L.P., a wholly owned subsidiary of CHL (collectively, the Company), complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB for publicly issued residential mortgage-backed securities (securities collateralized by residential mortgage loans, including prime, alternative loan products, subprime, HELOC, and closed seconds) issued on or after January 1, 2006 for which the Company provides cash collection and administration, investor remittances and reporting (except for those activities relating to trustee and paying agent services), and pool asset administration (except for those activities relating to custodial operations of pool assets and related documents), collectively, "Servicing Functions", excluding any transactions issued by any government sponsored enterprise for which the Company provides Servicing Functions (the Platform), as of and for the year ended December 31, 2007. The Platform includes all servicing criteria set forth in Schedule A to the Assessment of Compliance with Applicable Servicing Criteria except for the Inapplicable Servicing Criteria and portions of the criteria footnoted on that schedule, which are inapplicable to the Company based on the activities it performs with respect to the Platform. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assessment about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing selected asset-backed transactions and securities that comprise the Platform, testing selected servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.


          KPMG LLP, a U.S. limited liability partnership, is the U.S.
            member firm of KPMG International, a Swiss cooperative.

In our opinion, management's assessment that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2007 is fairly stated in all material respects.


                                 /s/ KPMG LLP


Los Angeles, California
February 28, 2008

                                  Exhibit 34.2
                                  ------------

KPMG (logo omitted)

                                    KPMG LLP
                                    303 East Wacker Drive
                                    Chicago, IL  60601-5212


             Report of Independent Registered Public Accounting Firm


The Board of Directors
The Bank of New York
The Bank of New York Trust Company, N.A.:

We have examined management's assessment, included in the accompanying Assertion of Compliance with Applicable Servicing Criteria, that The Bank of New York and The Bank of New York Trust Company, N.A., (collectively the "Company") complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB for the publicly issued (i.e. transaction-level reporting initially required under the Securities and Exchange Act of 1934, as amended) residential mortgage-backed securities and other mortgage-related asset-backed securities issued on or after January 1, 2006 (and like-kind transactions issued prior to January 1, 2006) for which the Company provides trustee, securities administration, paying agent, or custodial services (the Platform), except for servicing criteria 1122(d)(1)(ii), 1122(d)(1)(iii), 1122(d)(1)(iv), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii),
1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii)
1122(d)(4)(xiii) and 1122(d)(4)(xiv) which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the twelve months ended December 31, 2007. Servicing criterion 1122(d)(4)(iii) is applicable to the activities the Company performs with respect to the Platform only as it relates to the Company's obligation to report additions, removals or substitutions on reports to investors and to obtain servicer certifications related to any additions, removals or substitutions in accordance with the transaction agreements. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assessment about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing selected asset-backed transactions and securities that comprise the Platform, testing selected servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.



          KPMG LLP, a U.S. limited liability partnership, is the U.S. member firm of KPMG International, a Swiss cooperative.

In our opinion, management's assessment that the Company complied with the aforementioned servicing criteria as of and for the twelve months ended December 31, 2007 is fairly stated, in all material respects.


(Signed) KPMG LLP


Chicago, IL
March 5, 2008

                                  Exhibit 35
                                  ----------


                       COUNTRYWIDE HOME LOANS SERVICING LP


                              OFFICERS' CERTIFICATE
                     ANNUAL STATEMENT OF THE MASTER SERVICER


                                   CWALT, INC.
                        ALTERNATIVE LOAN TRUST 2006-39CB
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-39CB


      The undersigned does hereby certify that the undersigned is an officer of Countrywide GP, Inc., general partner of Countrywide Home Loans Servicing LP (the "Master Servicer"), and does hereby further certify pursuant to Section
3.16 of the Pooling and Servicing Agreement for the above-captioned Series (the "Agreement") that:

      (i) A review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under the Agreement has been made under my supervision; and

      (ii) To the best of my knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout such calendar year.




/s/ Craig Baingo                                       Dated: March 14, 2008
-----------------

Craig Baingo
Executive Vice President, Finance